UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2017
Date of Report (Date of earliest event reported)

DIAMANTE MINERALS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-55233	27-3816969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

203 - 1634 Harvey Ave Kelowna, British Columbia, Canada V1Y 6G2
(Address of principal executive offices)

250-860-8599
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
8.01	Other Events

9.01	Financial Statements and Exhibits

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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On March 20, 2017, Diamante Minerals, Inc. (the "Company") issued an update, by way of a press release, announcing a non-brokered private placement of up to 10,000,000 common shares of the Company.

The Company intends to up to US $1,000,000 of the proceeds to acquire an additional 17.6% equity interest in Mineracao Batovi Ltda. Additional funds raised by the private placement will be used for general working capital needs.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibits.

Exhibit Number	Description

99.1	News release of Diamante Minerals, Inc. dated March 20, 2017*

________

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMANTE MINERALS INC.

Date: March 22, 2017	By:	/s/ Chad Ulansky
Chad Ulansky
Chairman and Chief Executive Officer

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